UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2026, Clene Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity LLC as underwriter, pursuant to which the Company agreed to issue and sell an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.0001 per share (“common stock”), at an offering price of $7.00 per share. Canaccord Genuity LLC is acting as the sole bookrunner in the offering, and Maxim Group LLC and D. Boral Capital LLC are acting as financial advisors. The closing of the offering is expected to occur on May 6, 2026, subject to the satisfaction of customary closing conditions.

The Company estimates the net proceeds from the offering will be approximately $6.4 million, after deducting estimated underwriting discounts and commissions and other offering expenses payable by the Company. The Company will pay discounts and commissions equal to 6.5% of the aggregate gross proceeds from the offering and the Company estimates it will incur approximately $140,000 of other offering expenses. The underwriter agreed that Maxim Group LLC and D. Boral Capital LLC, as financial advisors, shall be entitled to approximately 7.5% each of the total underwriting discounts and commissions earned by the underwriter in connection with the offering (i.e., the underwriter will receive approximately 85% of the underwriting discounts and commissions and the financial advisors shall receive approximately 15% of the underwriting discounts and commissions). The Company expects to use the net proceeds from the offering, together with its existing cash, for expenses primarily related to general corporate purposes, as well as to fund the following: the preparation and filing of the Company’s new drug application for its lead drug candidate, CNM-Au8; the conduct of and continued access to CNM-Au8 in the Company’s ongoing expanded access protocols and future confirmatory Phase 3 clinical trial; manufacturing expansion; potential future commercialization efforts; and for additional early-stage research and development activities.

Pursuant to certain ‘‘lock-up’’ agreements (the “Lock-Up Agreements”), for a period of 60 days after the date of the Underwriting Agreement, the Company, certain of its executive officers, directors and certain affiliated entities of the Company’s directors have agreed, subject to certain exceptions, not to (i) directly or indirectly, sell, offer to sell, contract to sell or lend, effect any short sale or establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act), pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any of the Company’s common stock or any securities convertible into or exchangeable or exercisable into the Company’s common stock (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, (iii) enter into any swap, hedge or other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of the Company’s common stock or other securities, in cash or otherwise, or (iv) publicly announce the intention to do any of the foregoing, without the prior written consent of Canaccord Genuity LLC.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriter, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties and termination provisions.

The foregoing descriptions of the Underwriting Agreement (inclusive of the form of Lock-Up Agreement) does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement (inclusive of the form of Lock-Up Agreement), which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering will be made pursuant to the Company’s registration statement on Form S-3 (file number 333-286058) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2025 and declared effective on April 25, 2025, and the Company’s prospectus supplement relating to the offering which was filed with the SEC on May 5, 2026, that forms part of the Registration Statement.

In addition, Canaccord Genuity LLC is the Sales Agent under the Company’s Equity Distribution Agreement, dated April 28, 2025.

A copy of the legal opinion of Dorsey & Whitney LLP relating to the validity of the shares in connection with the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

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Item 8.01 Other Events.

On May 5, 2026, the Company issued a press release announcing the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated May 5, 2026, by and between Clene Inc. and Canaccord Genuity LLC.
5.1	Opinion of Dorsey & Whitney LLP.
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1).
99.1	Press release, dated May 5, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: May 5, 2026	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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